CONTACT:
Dan Lombardo
Vice President of Investor Relations
630-570-0605
dan.lombardo@inventrustproperties.com

InvenTrust Properties Corp. Reports 2026 Second Quarter Results
DOWNERS GROVE, IL – August 3, 2026 – InvenTrust Properties Corp. (“InvenTrust” or the “Company”) (NYSE: IVT) today reported financial and operating results for the quarter ended June 30, 2026. For the three months ended June 30, 2026 and 2025, the Company reported Net Income of $1.4 million, or $0.02 per diluted share, and $95.9 million, or $1.23 per diluted share, respectively. For the six months ended June 30, 2026 and 2025, the Company reported Net Income of $6.6 million, or $0.08 per diluted share, and $102.7 million, or $1.31 per diluted share, respectively.
Second Quarter 2026 Highlights:
•Nareit FFO of $0.50 per diluted share
•Core FFO of $0.48 per diluted share
•Same Property Net Operating Income (“NOI”) growth of 4.1%
•Leased Occupancy as of June 30, 2026 of 96.2%
•Executed 76 leases totaling approximately 464,000 square feet of GLA, of which 377,000 square feet was executed at a blended comparable lease spread of 8.5%
•Acquired three properties, totaling approximately 286,000 square feet, for an aggregate purchase price of $132.6 million
•Completed the private placement of $250.0 million of senior notes
“Our second quarter results reflect the strength of the InvenTrust platform, with Same Property NOI growth accelerating to 4.1% and healthy leasing activity across our markets,” said DJ Busch, President and Chief Executive Officer of InvenTrust. “We also had a very productive first half of 2026 on the acquisition front, closing on five properties for approximately $252 million and expanding our presence in core and complementary emerging Sun Belt markets. These investments enhance the quality of the portfolio, deepen our exposure to attractive growth markets, and support our ability to create long-term value for our shareholders.”
NET INCOME
•Net Income for the three months ended June 30, 2026 was $1.4 million, or $0.02 per diluted share, compared to $95.9 million, or $1.23 per diluted share, for the same period in 2025.
•Net Income for the six months ended June 30, 2026 was $6.6 million, or $0.08 per diluted share, compared to $102.7 million, or $1.31 per diluted share, for the same period in 2025.
NAREIT FFO
•Nareit FFO for the three months ended June 30, 2026 was $39.8 million, or $0.50 per diluted share, compared to $35.5 million, or $0.45 per diluted share, for the same period in 2025.
•Nareit FFO for the six months ended June 30, 2026 was $81.1 million, or $1.03 per diluted share, compared to $72.6 million, or $0.93 per diluted share, for the same period in 2025.

1 Earnings Release - Quarter Ended June 30, 2026

CORE FFO
•Core FFO for the three months ended June 30, 2026 was $38.1 million, or $0.48 per diluted share, compared to $34.3 million, or $0.44 per diluted share, for the same period in 2025.
•Core FFO for the six months ended June 30, 2026 was $76.9 million, or $0.98 per diluted share, compared to $70.6 million, or $0.90 per diluted share, for the same period in 2025.
SAME PROPERTY NOI
•Same Property NOI for the three months ended June 30, 2026 was $48.5 million, a 4.1% increase, compared to the same period in 2025.
•Same Property NOI for the six months ended June 30, 2026 was $97.2 million, a 3.3% increase, compared to the same period in 2025.
DIVIDEND
•For the quarter ended June 30, 2026, the Board of Directors declared a quarterly cash distribution of $0.25 per share, paid on July 15, 2026.
PORTFOLIO PERFORMANCE & INVESTMENT ACTIVITY
•As of June 30, 2026, the Company’s Leased Occupancy was 96.2%.
◦Anchor Leased Occupancy was 98.1% and Small Shop Leased Occupancy was 93.2%. Anchor Leased Occupancy decreased 40 basis points and Small Shop Leased Occupancy increased 30 basis points on a sequential basis compared to the previous quarter.
◦Leased to Economic Occupancy spread of 160 basis points, which equates to approximately $5.6 million of base rent on an annualized basis.
•Blended re-leasing spreads for comparable new and renewal leases signed in the second quarter were 8.5%.
•Annualized Base Rent (“ABR”) per square foot (“PSF”) as of June 30, 2026 was $20.94, an increase of 3.8% compared to the same period in 2025. Anchor Tenant ABR PSF was $13.22 and Small Shop Tenant ABR PSF was $34.26 as of June 30, 2026.
•During the second quarter, the Company completed the following acquisitions using available liquidity:
◦On May 8, 2026, the Company acquired 3609 South, a 29,000 square foot unanchored neighborhood center in Charlotte, North Carolina, for a gross acquisition price of $16.6 million.
◦On June 17, 2026, the Company acquired Sweetgrass Corner, a 95,000 square foot community center anchored by Trader Joe’s in Charleston, South Carolina, for a gross acquisition price of $51.0 million.
◦On June 18, 2026, the Company acquired Western Plaza, a 162,000 square foot community center anchored by The Fresh Market in Knoxville, Tennessee, for a gross acquisition price of $65.0 million.

2 Earnings Release - Quarter Ended June 30, 2026

LIQUIDITY AND CAPITAL STRUCTURE
•On June 29, 2026, the Company issued $250 million of senior notes in a private placement, consisting of $50 million at 5.09% due June 29, 2029, $100 million at 5.32% due June 29, 2031, and $100 million at 5.60% due June 29, 2033.
•InvenTrust had $489.3 million of total liquidity, as of June 30, 2026, comprised of $64.3 million of cash and cash equivalents and $425.0 million of availability under its Revolving Credit Facility.
•InvenTrust has no debt maturing in 2026 and $26.0 million of debt maturing in 2027.
•The Company's weighted average interest rate on its debt as of June 30, 2026 was 4.36% and the weighted average remaining term was 4.3 years.
SUBSEQUENT EVENTS
•On July 1, 2026, the Company acquired New Garden Crossing, a 169,000 square foot community center anchored by Lowes Foods, in Greensboro, North Carolina, for a gross acquisition price of $34.0 million. The Company completed the transaction using available liquidity.

3 Earnings Release - Quarter Ended June 30, 2026

2026 GUIDANCE
InvenTrust has updated its 2026 guidance, as summarized in the following table.

(Unaudited, dollars in thousands, except per share amounts)	Current (1) (2)			Previous
Net Income per diluted share	$0.12	—	$0.18	$0.10	—	$0.16
Nareit FFO per diluted share	$2.01	—	$2.07	$2.00	—	$2.06
Core FFO per diluted share (3)	$1.92	—	$1.96	$1.92	—	$1.96
Same Property NOI (“SPNOI”) Growth	3.25%	—	4.25%	3.25%	—	4.25%
General and administrative	$35,750	—	$36,750	$35,750	—	$36,750
Interest expense, net (4)	~ $45,000			~ $44,000
Net investment activity (5)	~ $300,000			~ $300,000
(1)The Company’s 2026 guidance excludes projections related to gains or losses on dispositions, gains or losses on debt transactions, and depreciation, amortization, and straight-line rent adjustments related to anticipated acquisitions.
(2)The Company’s 2026 guidance includes an expectation of uncollectibility, reflected as 30-70 basis points of expected total revenue.
(3)Core FFO per diluted share excludes amortization of market-lease intangibles and inducements, straight-line rent adjustments, gains or losses on debt transactions, amortization of debt discounts and financing costs, accretion of finance lease liability, depreciation and amortization of corporate assets, and non-operating income and expense.
(4)Interest expense, net, excludes amortization of debt discounts and financing costs, accretion of finance lease liability, and expected interest income of approximately $0.5 million.
(5)Net investment activity represents anticipated acquisition activity less disposition activity.
In addition to the foregoing assumptions, the Company's 2026 guidance incorporates several other assumptions that are subject to change and may be outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurances that InvenTrust will achieve these results.

The following table reconciles the range of the Company's 2026 estimated net income per diluted share to estimated Nareit FFO and Core FFO per diluted share:

(Unaudited)	Low End	High End
Net income per diluted share	$0.12	$0.18
Depreciation and amortization of real estate assets	1.89	1.89
Nareit FFO per diluted share	2.01	2.07
Amortization of market-lease intangibles and inducements, net	(0.08)	(0.08)
Straight-line rent adjustments, net	(0.06)	(0.07)
Amortization of debt discounts and financing costs	0.04	0.04
Depreciation and amortization of corporate assets	0.01	0.01
Non-operating income and expense, net	—	(0.01)
Core FFO per diluted share	$1.92	$1.96
This earnings release does not include a reconciliation of forward-looking SPNOI to forward-looking GAAP Net Income because the Company is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to the Company’s results.
EARNINGS CALL INFORMATION
Date:                Tuesday, August 4, 2026
Time:                10:00 a.m. ET
Dial-in:                 (833) 461-5787 / Access Code 864388
Webcast & Replay Link:        https://events.q4inc.com/attendee/638136477

A webcast replay will be available shortly after the conclusion of the presentation using the webcast link above.

4 Earnings Release - Quarter Ended June 30, 2026

Definitions

NON-GAAP FINANCIAL MEASURES
This Earnings Release includes certain financial measures and other terms that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) that management believes are helpful in understanding the Company’s business. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company's computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance. Reconciliations of the Company’s non-GAAP measures to the most directly comparable GAAP financial measures are included herein.
SAME PROPERTY NOI or SPNOI
Information provided on a same property basis includes the results of properties that were owned and operated for the entirety of both periods presented. NOI excludes general and administrative expenses, depreciation and amortization, other income and expense, net, impairment of real estate assets, gains (losses) from sales of properties, gains (losses) on extinguishment of debt, interest expense, net, lease termination income and expense, and GAAP rent adjustments such as amortization of market-lease intangibles, amortization of lease incentives, and straight-line rent adjustments (“GAAP Rent Adjustments”). The Company bifurcates NOI into Same Property NOI and NOI from other investment properties based on whether the retail properties meet the Company’s Same Property criteria. NOI from other investment properties includes adjustments for the Company’s captive insurance company.
NAREIT FUNDS FROM OPERATIONS (NAREIT FFO) and CORE FFO
The Company’s non-GAAP measure of Nareit Funds from Operations ("Nareit FFO"), based on the National Association of Real Estate Investment Trusts ("Nareit") definition, is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Core Funds From Operations (“Core FFO”) is an additional supplemental non-GAAP financial measure of the Company’s operating performance. In particular, Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within Nareit FFO and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s ongoing operating performance.
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION, AND AMORTIZATION (EBITDA) and ADJUSTED EBITDA
The Company’s non-GAAP measure of EBITDA is net income (or loss) in accordance with GAAP, excluding interest expense, net, income tax expense (or benefit), and depreciation and amortization. Adjusted EBITDA is an additional supplemental non-GAAP financial measure of the Company’s operating performance. In particular, Adjusted EBITDA provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within EBITDA, certain gains or losses remaining within EBITDA, and other unique revenue and expense items which some may consider not pertinent to measuring a particular company's ongoing operating performance.
NET DEBT-TO-ADJUSTED EBITDA
Net Debt-to-Adjusted EBITDA is Net Debt divided by Adjusted EBITDA.

5 Earnings Release - Quarter Ended June 30, 2026

Financial Statements
Condensed Consolidated Balance Sheets
In thousands, except share amounts

	As of June 30	As of December 31
	2026	2025
Assets	(unaudited)
Investment properties
Land	$745,227	$702,147
Building and other improvements	2,472,966	2,295,852
Construction in progress	12,417	7,473
Total	3,230,610	3,005,472
Less accumulated depreciation	(570,912)	(525,830)
Net investment properties	2,659,698	2,479,642
Cash, cash equivalents, and restricted cash	74,904	40,518
Intangible assets, net	217,591	193,963
Accounts and rents receivable	39,631	37,471
Deferred costs and other assets, net	42,631	37,053
Total assets	$3,034,455	$2,788,647

Liabilities
Debt, net	$1,094,796	$825,881
Accounts payable and accrued expenses	46,581	48,291
Distributions payable	19,492	18,450
Intangible liabilities, net	75,775	68,475
Other liabilities	32,129	33,288
Total liabilities	1,268,773	994,385
Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.001 par value, 40,000,000 shares authorized, none outstanding	—	—
Common stock, $0.001 par value, 146,000,000 shares authorized, 77,966,461 shares issued and outstanding as of June 30, 2026 and 77,691,533 shares issued and outstanding as of December 31, 2025	78	78
Additional paid-in capital	5,735,928	5,736,652
Distributions in excess of accumulated net income	(3,979,652)	(3,947,229)
Accumulated comprehensive income	9,328	4,761
Total stockholders' equity	1,765,682	1,794,262
Total liabilities and stockholders' equity	$3,034,455	$2,788,647

6 Earnings Release - Quarter Ended June 30, 2026

Financial Statements, continued
Condensed Consolidated Statements of Operations and Comprehensive Income
In thousands, except share and per share amounts, unaudited

	Three months ended June 30		Six months ended June 30
	2026	2025	2026	2025
Income
Lease income, net	$82,343	$73,130	$164,453	$146,519
Other property income	487	421	958	803
Total income	82,830	73,551	165,411	147,322

Operating expenses
Depreciation and amortization	38,660	30,738	75,045	61,352
Property operating	12,653	11,476	24,674	22,223
Real estate taxes	9,907	10,194	19,809	19,550
General and administrative	8,942	8,706	18,261	17,253
Total operating expenses	70,162	61,114	137,789	120,378

Other (expense) income
Interest expense, net	(11,328)	(8,346)	(21,413)	(16,668)
Gain on sale of investment properties	—	90,909	—	90,909
Other income and expense, net	29	942	344	1,549
Total other (expense) income, net	(11,299)	83,505	(21,069)	75,790

Net income	$1,369	$95,942	$6,553	$102,734

Weighted-average common shares outstanding - basic	77,955,027	77,591,538	77,944,558	77,577,831
Weighted-average common shares outstanding - diluted	78,754,271	78,292,422	78,584,774	78,226,681

Net income per common share - basic	$0.02	$1.24	$0.08	$1.32
Net income per common share - diluted	$0.02	$1.23	$0.08	$1.31

Comprehensive income
Net income	$1,369	$95,942	$6,553	$102,734
Unrealized (loss) gain on derivatives, net	(1,483)	(43)	1,355	(1,629)
Reclassification to net income	4,818	(2,293)	3,212	(4,535)
Comprehensive income	$4,704	$93,606	$11,120	$96,570

7 Earnings Release - Quarter Ended June 30, 2026

Reconciliation of Non-GAAP Measures
In thousands

Same Property NOI
The following table presents the components of Same Property NOI:

	Three months ended June 30		Six months ended June 30
	2026	2025	2026	2025
Income
Minimum base rent	$44,901	$43,556	$89,250	$86,740
Real estate tax recoveries	8,028	8,778	16,237	16,690
Common area maintenance, insurance, and other recoveries	8,700	8,450	17,498	17,095
Ground rent income	4,889	4,771	9,761	9,531
Short-term and other lease income	978	866	2,306	2,040
Provision for estimated credit losses	(278)	(170)	(434)	(138)
Other property income	433	406	859	754
Total income	67,651	66,657	135,477	132,712

Operating Expenses
Property operating	10,467	10,509	20,750	20,491
Real estate taxes	8,675	9,554	17,532	18,169
Total operating expenses	19,142	20,063	38,282	38,660

Same Property NOI	$48,509	$46,594	$97,195	$94,052

Net Income to Same Property NOI
The following table reconciles Net Income to Same Property NOI:

	Three months ended June 30		Six months ended June 30
	2026	2025	2026	2025
Net income	$1,369	$95,942	$6,553	$102,734
Adjustments to reconcile to non-GAAP metrics:
Other income and expense, net	(29)	(942)	(344)	(1,549)
Interest expense, net	11,328	8,346	21,413	16,668
Gain on sale of investment properties	—	(90,909)	—	(90,909)
Depreciation and amortization	38,660	30,738	75,045	61,352
General and administrative	8,942	8,706	18,261	17,253
Adjustments to NOI (a)	(2,726)	(1,981)	(6,964)	(3,780)
NOI	57,544	49,900	113,964	101,769
NOI from other investment properties	(9,035)	(3,306)	(16,769)	(7,717)
Same Property NOI	$48,509	$46,594	$97,195	$94,052
(a)Adjustments to NOI include lease termination income and expense and GAAP Rent Adjustments.

8 Earnings Release - Quarter Ended June 30, 2026

Reconciliation of Non-GAAP Measures, continued
in thousands, except share and per share amounts

Nareit FFO and Core FFO
The following table reconciles Net Income to Nareit FFO Applicable to Common Shares and Dilutive Securities and Core FFO Applicable to Common Shares and Dilutive Securities:

	Three months ended June 30		Six months ended June 30
	2026	2025	2026	2025
Net income	$1,369	$95,942	$6,553	$102,734
Depreciation and amortization of real estate assets	38,395	30,451	74,506	60,817
Gain on sale of investment properties	—	(90,909)	—	(90,909)
Nareit FFO Applicable to Common Shares and Dilutive Securities	39,764	35,484	81,059	72,642
Amortization of market-lease intangibles and inducements, net	(1,693)	(1,089)	(3,951)	(1,984)
Straight-line rent adjustments, net	(1,002)	(844)	(2,180)	(1,738)
Amortization of debt discounts and financing costs	877	657	1,709	1,340
Accretion of finance lease liability	51	11	102	11
Depreciation and amortization of corporate assets	265	287	539	535
Non-operating income and expense, net (a)	(152)	(170)	(416)	(241)
Core FFO Applicable to Common Shares and Dilutive Securities	$38,110	$34,336	$76,862	$70,565

Weighted average common shares outstanding - basic	77,955,027	77,591,538	77,944,558	77,577,831
Dilutive effect of unvested restricted shares (b)	799,244	700,884	640,216	648,850
Weighted average common shares outstanding - diluted	78,754,271	78,292,422	78,584,774	78,226,681

Net income per diluted share	$0.02	$1.23	$0.08	$1.31
Nareit FFO per diluted share	$0.50	$0.45	$1.03	$0.93
Core FFO per diluted share	$0.48	$0.44	$0.98	$0.90
(a)Reflects items which are not pertinent to measuring ongoing operating performance, such as miscellaneous and settlement income.
(b)For purposes of calculating non-GAAP per share metrics, the Company applies the same denominator used in calculating diluted earnings per share in accordance with GAAP.
EBITDA and Adjusted EBITDA
The following table reconciles Net Income to EBITDA and Adjusted EBITDA:

	Three months ended June 30		Six months ended June 30
	2026	2025	2026	2025
Net income	$1,369	$95,942	$6,553	$102,734
Interest expense, net	11,328	8,346	21,413	16,668
Income tax expense	144	140	291	276
Depreciation and amortization	38,660	30,738	75,045	61,352
EBITDA	51,501	135,166	103,302	181,030
Gain on sale of investment properties	—	(90,909)	—	(90,909)
Amortization of market-lease intangibles and inducements, net	(1,693)	(1,089)	(3,951)	(1,984)
Straight-line rent adjustments, net	(1,002)	(844)	(2,180)	(1,738)
Non-operating income and expense, net (a)	(152)	(170)	(416)	(241)
Adjusted EBITDA	$48,654	$42,154	$96,755	$86,158
(a)Reflects items which are not pertinent to measuring ongoing operating performance, such as miscellaneous and settlement income.

9 Earnings Release - Quarter Ended June 30, 2026

Financial Leverage Ratios
In thousands

Net Debt and Net Debt-to-Adjusted EBITDA
The following table calculates net debt and Net Debt-to-Adjusted EBITDA:

	As of June 30	As of December 31
	2026	2025
Net Debt
Outstanding Debt, net	$1,094,796	$825,881
Less: Cash and cash equivalents	(64,302)	(34,973)
Net Debt	$1,030,494	$790,908

Trailing 12 Months, Net Debt-to-Adjusted EBITDA
Net Debt	$1,030,494	$790,908
Adjusted EBITDA	185,798	175,201
Net Debt-to-Adjusted EBITDA	5.5x	4.5x

Current Quarter Annualized, Net Debt-to-Adjusted EBITDA
Net Debt	$1,030,494	$790,908
Adjusted EBITDA	194,616	176,052
Net Debt-to-Adjusted EBITDA	5.3x	4.5x

10 Earnings Release - Quarter Ended June 30, 2026

About InvenTrust Properties Corp.
InvenTrust Properties Corp. (the “Company,” "IVT," or "InvenTrust") is a premier Sun Belt, multi-tenant essential retail REIT that owns, leases, redevelops, acquires and manages grocery-anchored neighborhood and community centers as well as high-quality power centers that often have a grocery component. Management pursues the Company's business strategy by acquiring retail properties in Sun Belt markets, opportunistically disposing of retail properties, and maintaining a flexible capital structure. A trusted, local operator bringing real estate expertise to its tenant relationships, IVT has built a strong reputation with market participants across its portfolio. For more information, please visit www.inventrustproperties.com.
The enclosed information should be read in conjunction with the Company's filings with the U.S. Securities and Exchange Commission (“SEC”), including, but not limited to, the Company's Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items required under GAAP. The information provided in this earnings release is unaudited and includes non-GAAP measures (as discussed herein), and there can be no assurance that the information will not vary from the final information in the Company's Form 10-Q for the quarter ended June 30, 2026. The Company may, but assumes no obligation to, update information in this earnings release.
Forward-Looking Statements Disclaimer
Forward-Looking Statements in this earnings release, or made during the earnings call, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of InvenTrust's management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Any statements made in this earnings release that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include information concerning possible or assumed future results of operations, including our guidance and descriptions of our business plans and strategies. These statements often include words such as "may," "should," “could,” "would," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "target," "project," "predict," "potential," "continue," "likely," "will," "forecast," "outlook," "guidance," "suggest," and variations of these terms and similar expressions, or the negative of these terms or similar expressions.
The following factors, among others, could cause actual results, financial position and timing of certain events to differ materially from those described in the forward-looking statements: interest rate movements; local, regional, national and global economic performance; the impact of inflation on the Company and on its tenants; competitive factors; the impact of e-commerce on the retail industry; future retailer store closings; retailer consolidation; retailers reducing store size; retailer bankruptcies; government policy changes, including the effects of tariffs and changes in global trade policies, on the overall state of the economy and on our and our tenants' business and operations and any material market changes and trends that could affect the Company’s business strategy. For further discussion of factors that could materially affect the outcome of management's forward-looking statements and IVT's future results and financial condition, see the Risk Factors included in the Company's most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the SEC. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law.
IVT cautions you not to place undue reliance on any forward-looking statements, which are made as of the date of this earnings release. IVT undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If IVT updates one or more forward-looking statements, no inference should be drawn that IVT will make additional updates with respect to those or other forward-looking statements.
Availability of Information on InvenTrust Properties Corp.'s Website and Social Media Channels
Investors and others should note that InvenTrust routinely announces material information to investors and the marketplace using U.S. Securities and Exchange Commission filings, press releases, public conference calls, webcasts and the InvenTrust investor relations website. The Company uses these channels as well as social media channels (e.g., the InvenTrust X account, x.com/inventrustprop); and the InvenTrust LinkedIn account (linkedin.com/company/inventrustproperties), as a means of disclosing information about the Company's business to colleagues, investors, and the public. While not all of the information that the Company posts to the InvenTrust investor relations website or on the Company’s social media channels is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media and others interested in InvenTrust to review the information that it shares on inventrustproperties.com/investor-relations and on the Company’s social media channels.

11 Earnings Release - Quarter Ended June 30, 2026